SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 16, 1995



                                  HARDINGE INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



           New York                      0-15760                16-0470200
-----------------------------       ----------------        -------------------
(State or other jurisdiction        (Commission File          (IRS Employer
       of incorporation)                 Number)            Identification No.)





                     One Hardinge Drive, Elmira, N.Y. 14902
                --------------------------------------------------
                (Address of principal executive offices (Zip Code)




       Registrant's telephone number, including area code: (607) 734-2281



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Item 5.  Other Events

     On November 16, 1995, Hardinge Inc., entered into a definitive agreement with the shareholders of L. Kellenberger & Co., AG, a Switzerland-based grinding machine manufacturer, under which Hardinge Inc. agreed to purchase 100% of the outstanding shares of L. Kellenberger & Co., AG, for SF 21 million. Consummation of the acquisition is subject to, among other things, satisfactory due diligence and clearance by appropriate Swiss officials. Hardinge Inc. currently expects to complete the acquisition by the end of 1995. Upon closing, L. Kellenberger & Co., AG, will become a wholly-owned subsidiary of Hardinge Inc. The press release issued by Hardinge Inc. in respect of the acquisition is filed herewith as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

     Exhibit 99.1 Press Release dated November 16, 1995.



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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.


                                   HARDINGE INC.
                                   (Registrant)




                                   By:
                                   --------------------------------------------
                                        Malcolm L. Gibson
                                        Senior Vice President, Chief Financial
                                        Officer and Assistant Secretary
                                        (Principal Financial Officer)


Dated: November 17, 1995

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                               Index to Exhibits



Exhibit No.

    99.1          Press release dated November 16, 1995